Exhibit 99.1

	Contact: Media:	Will Thoretz +1 212 915 8251 Email: will.thoretz@willis.com

News Release	Investors:	Kerry K. Calaiaro +1 212 915 8084 Email: kerry.calaiaro@willis.com
Willis Completes Change in Place of Incorporation to Ireland
NEW YORK, December 31, 2009 — Willis Group Holdings Limited (NYSE:WSH), the global insurance broker, announced today that its reorganization has been completed and the new parent company of the Willis Group — known as Willis Group Holdings Public Limited Company — is incorporated in Ireland.
The transaction was completed today, following receipt of the required approval from the Supreme Court of Bermuda, and after certain other consents, approvals and waivers were received. The Willis Group parent company was previously incorporated in Bermuda.
Willis has had ongoing operations in Ireland since 1903, and currently is one of the country’s largest insurance brokers. The company employs approximately 300 people in offices in Dublin, Limerick and Cork.
“Incorporating in Ireland provides Willis with economic benefits that will help ensure our continued global competitiveness,” said Joseph J. Plumeri, the company’s Chairman and CEO. “Furthermore, this move underscores our strong commitment to the Irish market and our determination to be a significant part of its growth potential as an important financial and insurance center.”
As a result of the reorganization, common shares in Willis Group Holdings Limited were cancelled and ordinary shares in Willis Group Holdings Public Limited Company were issued to all shareholders on a one-for-one basis. The common shareholders of Willis Group Holdings Limited have become ordinary shareholders of Willis Group Holdings Public Limited Company and Willis Group Holdings Limited has become a wholly owned subsidiary of Willis Group Holdings Public Limited Company.
Willis Group Holdings Public Limited Company will begin trading on the New York Stock Exchange on January 4, 2010, under the symbol “WSH,” the same symbol under which Willis Group Holdings Limited shares traded. Willis will continue to be subject to United States Securities and Exchange Commission (SEC) reporting requirements, prepare its financial statements and pay dividends in U.S. dollars, and be subject to U.S. Generally Accepted Accounting Principles (GAAP).

About Willis
Willis Group Holdings Public Limited Company is a leading global insurance broker, developing and delivering professional insurance, reinsurance, risk management, financial and human resource consulting and actuarial services to corporations, public entities and institutions around the world. Willis has more than 400 offices in nearly 120 countries, with a global team of approximately 20,000 Associates serving clients in approximately 190 countries. Additional information on Willis may be found at www.willis.com.
Forward-Looking Statements
We have included in this document ‘‘forward-looking statements’’ within the meaning of Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934, which are intended to be covered by the safe harbors created by those laws. These forward-looking statements include information about possible or assumed future results of our operations. All statements, other than statements of historical facts, that address activities, events or developments that we expect or anticipate may occur in the future, including such things as the potential benefits of the reorganization discussed above and the Gras Savoye transaction or Hilb, Rogal & Hobbs Company acquisition, our outlook, future capital expenditures, growth in commissions and fees, business strategies, competitive strengths, goals, the benefits of new initiatives, growth of our business and operations, plans and references to future successes are forward-looking statements. Political, economic, climatic, currency, tax, regulatory, competitive, and other factors could cause actual results to differ materially from those anticipated in the forward-looking statements. Also, when we use the words such as ‘‘anticipate,’’ ‘‘believe,’’ ‘‘estimate,’’ ‘‘expect,’’ ‘‘intend,’’ ‘‘plan,’’ ‘‘probably’’ or similar expressions, we are making forward-looking statements.
The foregoing list of factors is not exhaustive and new factors may emerge from time to time that could also affect actual performance and results. For additional factors see the section entitled ‘‘Risk Factors’’ included in Willis’ Form 10-K for the year ended December 31, 2008 and Form 10-Q for the quarter ended September 30, 2009. Copies of these documents are available online at www.sec.gov or on request from the Company as set forth in Part I, Item 1 “Business-Available Information” in Willis’ Form 10-K.
Although we believe that the assumptions underlying our forward-looking statements are reasonable, any of these assumptions, and therefore also the forward-looking statements based on these assumptions, could themselves prove to be inaccurate. In light of the significant uncertainties inherent in the forward-looking statements included in this document, our inclusion of this information is not a representation or guarantee by us that our objectives and plans will be achieved.
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